NASDAQ: OCFC 1 OceanFirst Financial Corp. John R. Garbarino, Chairman, President & CEO Michael J. Fitzpatrick, Executive Vice President & CFO INVESTOR PRESENTATION NOVEMBER 2006 Exhibit 99.1

NASDAQ: OCFC

OceanFirst Financial Corp.
This presentation contains certain forward-looking statements which are based on certain assumptions and describe future plans, strategies and expectations of the
Company. These forward-looking statements are generally identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project”, or similar expressions. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and the subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Board of Governors of the Federal
Reserve System, the quality or composition of the loan or investment portfolios, demand for loan product, deposit flows, competition, demand for financial services in the Company’s market area and accounting principles and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake – and specifically disclaims any obligation – to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

NASDAQ: OCFC

OceanFirst Financial Today
$2.1 Billion in Assets –
19
19 OceanFirst Bank branches within a tightly
defined market area and 2 satellite loan production offices
Columbia Home Loans, LLC. (CHL) – wholly owned mortgage
banking subsidiary headquartered in Westchester County, New York with offices in the greater NYC metropolitan area
Transitioning the Bank’s balance sheet to reduce a historical over-
reliance on CD funding and residential mortgage portfolio lending
Growing revenue and non-interest income through balance sheet expansion and composition change, maturity of new business lines and continual product line expansion
Responding to the Economic Environment, Governance, Compliance
& Risk Management challenges of the day
Holding Company for the 104 year old financial services firm serving the community banking needs of the attractive Central New Jersey
Shore growth market between the major metropolitan areas of New
York City and Philadelphia

NASDAQ: OCFC 4 Attractive Market Area Attractive Market Area

NASDAQ: OCFC

Ocean County –
Ocean County –
Fastest Growing County in NJ
Fastest Growing County in NJ
558,000 people in Ocean County in 2005
558,000 people in Ocean County in 2005
•
•
9.3% increase since 2000
9.3% increase since 2000
•
•
Outpacing NJ (3.6% increase)
Outpacing NJ (3.6% increase)
•
•
Outpacing US (5.3% increase)
Outpacing US (5.3% increase)
$52,065 Ocean County median household income in 2005
$52,065 Ocean County median household income in 2005
•
•
12.1% increase since 2000
12.1% increase since 2000
83% Home Ownership in Ocean County
83% Home Ownership in Ocean County
•
•
Outpacing NJ (65%)
Outpacing NJ (65%)
•
•
Outpacing US (66%)
Outpacing US (66%)
15 OceanFirst branches currently serving Ocean County
15 OceanFirst branches currently serving Ocean County
•
•
39,507 OceanFirst customer households with average
39,507 OceanFirst customer households with average
deposit balances of $28,279
deposit balances of $28,279
Source: US Census Bureau
OceanFirst Market Wiz

NASDAQ: OCFC

Ocean County Deposit Market Share
Ocean County Deposit Market Share
Total
Total
Average
Average
# of
# of
Deposits
Deposits
Branch
Branch
Market
Market
Bank
Bank
Branches
Branches
(000)
(000)
Size (000)
Size (000)
Share %
Share %
Commerce
Commerce
17
17
$1,607,426
$1,607,426
$  94,554
$  94,554
14.5
14.5
Wachovia
Wachovia
31
31
$1,544,740
$1,544,740
$  49,830
$  49,830
13.9
13.9
Hudson City Savings
Hudson City Savings
14
14
$1,482,195
$1,482,195
$105,871
$105,871
13.4
13.4
OceanFirst
OceanFirst
15
15
$1,166,196
$1,166,196
$  77,746
$  77,746
10.5
10.5
Bank of America
Bank of America
41
41
$1,140,420
$1,140,420
$  27,815
$  27,815
10.3
10.3
Sovereign
Sovereign
28
28
$1,092,357
$1,092,357
$  39,013
$  39,013
9.9
9.9
Source:  Sheshunoff – data as of June 30, 2005

NASDAQ: OCFC

Growth Opportunities in Market
Growth Opportunities in Market
3 New Branches Committed
Little Egg Harbor
Freehold (2)
Wall (2)
Many More Opportunities Ahead
e.g. Jackson Area (2)
• 100 Square miles
• Population 42,816
• 10 Year Population Growth = 28.8%
• Median Household Income = $65,218
• 10 Year Median Income Increase = 45.9%
• Median Age 35 vs. 40 in Ocean County
Source: US Census Bureau - 2000

NASDAQ: OCFC

Ten Years Delivering Shareholder Value
9/30/2006 12/31/1996 CAGR
Total Loans $1,714,760,000 $  690,306,000 9.8%
Core Deposits 825,158,000 317,070,000 10.3%
Last 12 Months          Year Ended
Sept. 30, 2006 Dec. 31, 1997 CAGR
EPS $1.58 $.59 11.9%
Annual Dividend .80 .27 13.2%
ROE 14.1% 6.0% 10.2%
Fee and Service Charge Income $10,313,000 $1,376,000 25.8%
Average Annual/Total
Shareholder Return
(1996 – 2006)
15.6%

NASDAQ: OCFC

Current Plan Execution Challenges
Current Plan Execution Challenges
Flat to inverted yield curve
Flat to inverted yield curve
Aggressive CD pricing dominating consumer choice
Aggressive CD pricing dominating consumer choice
Margin pressure from deposit preference shift
Margin pressure from deposit preference shift
Mortgage banking encounters most difficult
Mortgage banking encounters most difficult
operating environment in last 10 years
operating environment in last 10 years
Market relaxation of lending standards at wrong time
Market relaxation of lending standards at wrong time
make growth difficult for those who persevere
make growth difficult for those who persevere
Consequently, EPS growth limited to single digits
Consequently, EPS growth limited to single digits

NASDAQ: OCFC

0
200
400
600
800
1000
1200
1400
1600
Core Deposits CD's
Core Deposit Growth has Stalled -
Core Deposit Growth has Stalled -
2006
2006
At December 31, unless otherwise indicated.  Core deposits include all deposits other than certificates.

NASDAQ: OCFC

Commercial Loans Have Grown –
Commercial Loans Have Grown –
Stabilized 2006
Stabilized 2006
At December 31 unless otherwise indicated.
0
200
400
600
800
1000
1200
1400
1600
1800
2000
Commercial Mortgage and Consumer

NASDAQ: OCFC

Credit Risk Aided by Portfolio Characteristics
Commercial Lending
• Diversified, low risk $350 million portfolio
Commercial real estate - 86%    $598,000 average
C & I - 14% $87,000 average
Only 4 loans between $5 million and $10 million
Limited exposure to residential construction lending
• No large, speculative subdivisions
Strong credit quality indicators through 3Q 06
• Non-performing loans represent 21 bps total loans receivable
• Net charge-offs of only $150,000
• Net charge-offs averaged only 3 bps of net loans over past 9 years

NASDAQ: OCFC

Business Plan Targets Need to Reset
Business Plan Targets Need to Reset
Commercial/Consumer Loans Mix
Commercial/Consumer Loans Mix
30%
30%
38%
38%
Revenue Mix (percent of total revenue)
Revenue Mix (percent of total revenue)
•
•
Mortgage Banking
Mortgage Banking
14%
14%
?
?
•
•
Fee and Service Charge
Fee and Service Charge
13%
13%
17%
17%
With Balance Sheet growth and transformation limited in this
With Balance Sheet growth and transformation limited in this environment –
environment –
share repurchases continue to support EPS.
share repurchases continue to support EPS.
Target continues to be to restore double digit growth.
Target continues to be to restore double digit growth.
Current
Current
2009
2009
Core Deposit Mix
Core Deposit Mix
60%
60%
70%
70%

NASDAQ: OCFC

Mortgage
Mortgage
Banking
Banking
–
–
6
6
Year
Year
Cyclicality
Cyclicality
CHL Quarterly EPS Contribution
-0.06
-0.04
-0.02
0.00
0.02
0.04
0.06
0.08
1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3
2001 2002 2003 2004 2005 2006
$

NASDAQ: OCFC

Other Non-Interest Income Initiatives
Largest reverse mortgage originator headquartered in NJ,
one of a handful of select, nationwide FNMA seller/servicers
• Expected to contribute $1.0 million in fee income in 2006 and
$1.2 million in 2007
Trust Service fees continue to grow, contribute to bottom line
• $850,000 in 2006, $1,050,000 in 2007
Internalizing the sale of non-insured alternative investment products currently outsourced to third party provider
• Income expected to increase from $1.0 million in 2006 to
$1.3 million in 2007
Title insurance joint venture
• Leveraging the Company’s loan production capability.  Expected to provide annual net fee income to the Bank of $120,000 in 2006 and
$175,000 in 2007

NASDAQ: OCFC

0
2000
4000
6000
8000
10000
12000
14000
16000
18000
0
5
10
15
20
25
Cumulative Repurchases Capital Ratio
Capital ratios are as of December 31 unless otherwise indicated. Share repurchases are for the year ended December 31 unless otherwise indicated.
Share Repurchase Plans
Share Repurchase Plans

NASDAQ: OCFC

Repurchase Program Supporting EPS Growth
Repurchase Program Supporting EPS Growth
Repurchased 16.8 million shares in total; 62% of original issue
Repurchased 16.8 million shares in total; 62% of original issue
Thirteenth common stock repurchase program announced in July
Thirteenth common stock repurchase program announced in July
2006 for an additional 5% (615,883) of outstanding shares
2006 for an additional 5% (615,883) of outstanding shares
Currently accretive to EPS by 3%
Currently accretive to EPS by 3%
•
•
Pro-forma capital ratio declines to 6.2% at December 31, 2007
Pro-forma capital ratio declines to 6.2% at December 31, 2007 from 6.6% at September 30, 2006
from 6.6% at September 30, 2006
Current program funded through the issuance of Tier II Capital
Current program funded through the issuance of Tier II Capital
•
•
$5.0 million of subordinated debt issued in 2005
$5.0 million of subordinated debt issued in 2005
•
•
$12.5 million of trust preferred securities issued during 2006
$12.5 million of trust preferred securities issued during 2006
•
•
Issuance of an additional $12.5 million of Tier II Capital, as necessary
Issuance of an additional $12.5 million of Tier II Capital, as necessary
2006
2006
EPS
EPS
Growth
Growth
Returns
Returns
–
–
albeit
albeit
at
at
modest
modest
rates
rates

NASDAQ: OCFC

In this Environment……Managing Carefully
In this Environment……Managing Carefully
Enterprise-wide Risk Management
Enterprise-wide Risk Management
Exercise discipline/restraint in growth initiatives
Exercise discipline/restraint in growth initiatives
Rationalize Mortgage Banking business line
Rationalize Mortgage Banking business line
Take what the market gives without forcing
Take what the market gives without forcing
Issue Tier II Capital to support share repurchases
Issue Tier II Capital to support share repurchases
Coming out of this Environment…..
Coming out of this Environment…..
Assuming
Assuming
the
the
Fed
Fed
is
is
done,
done,
and
and
the
the
yield
yield
curve
curve
reverts
reverts

NASDAQ: OCFC

Retail Deposit Funding Must First Be Restored
Disciplined de novo branching and
core deposit generation
• Over 10 years, 11 branches were opened
with an average core deposit mix of 68%
Current branch activity in our growth market
• Barnegat branch opened in May 2006
• Whiting branch was relocated to a more convenient,
prominent location in July 2006
• New Little Egg Harbor branch opening in November 2006
• New additional branches in Wall and Freehold
scheduled to open mid ‘07
19 Branches within a tightly defined footprint
provide significant presence, market share

NASDAQ: OCFC

Business Plan Imperatives
Focus on disciplined de novo branch and core account
development to support the margin, drive asset/revenue growth
Target commercial lending as the focus of portfolio growth,
improving the loan portfolio mix
Grow non-interest income (with or without CHL) a key driver of top-line revenue through maturation of business initiatives
Improve operating efficiency through both revenue enhancement and expense control
Deliver all financial services within the Bank’s existing geographic market under the strong sales, service and credit cultures
• Capitalizing on the unique advantage of being the local community service minded alternative to mega-banks
A challenging return to double-digit EPS growth rates

NASDAQ: OCFC

Building Additional Shareholder Value
In the long run, we hope you agree the following
In the long run, we hope you agree the following
undoubtedly create value for the long term OCFC
undoubtedly create value for the long term OCFC
investor:
investor:
• Enterprise-wide Risk Management supports OceanFirst
credibility to preserve and build value in this environment
• Low Risk, uncomplicated business plan to deliver earnings
growth in an improved economic environment
• Attractive Cash Dividend and ongoing share repurchases
proactively manage capital and support EPS
• Franchise Value is enhanced in a most attractive
Central New Jersey Shore Market
• Strong Total Shareholder Returns are restored
for the OCFC investor

NASDAQ: OCFC 22 Thank you for your Thank you for your interest in interest in OceanFirst OceanFirst Financial Corp. Financial Corp.